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                            United States
               Securities and Exchange Commission
                         Washington, D.C. 20549


                         ----------------------
                              FORM 8-K
                         ----------------------



                         Current Report
               Pursuant to Section 13 OR 15(d) of the
                   Securities Exchange Act of 1934



     June 23, 1998                                0-16132
     Date of Report                     Commission File Number
(Date of earliest event reported)



                         Celgene Corporation
     (Exact name of registrant as specified in its charter)



          Delaware                           22-2711928
(State or other jurisdiction            (I.R.S. Employer
of incorporation or organization)       Identification Number)



                         7 Powder Horn Drive
                       Warren, New Jersey 07059
               -----------------------------------------
          (Address of Principal Executive Offices) (Zip Code)



                              (732) 271-1001

          (Registrant's telephone number, including area code)


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Item 5.   Other Events.

On June 23, 1998, Celgene Corporation (the "Company") entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") with Biovail Laboratories Incorporated ("Biovail"), a Barbados corporation incorporated under the International Business Companies Act, 1991-24. Pursuant to the Stock Purchase Agreement, Biovail purchased $2.5 million worth of the Company's Common Stock, par value $.01 per share.

Item 7.   Financial Statements, Unaudited Pro Forma Financial
          Information and Exhibits.

(a)  Not applicable.

(b)  Not applicable

(c)  Exhibits

          10 Stock Purchase Agreement dated June 23, 1998 between Celgene Corporation and Biovail
               Laboratories Incorporated.

          99   Press Release, dated June 23, 1998.

                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 15, 1998           CELGENE CORPORATION



                              By:  /s/ John W. Jackson
                              Name:     John W. Jackson
                              Title:    Chairman of the Board and
                                        Chief Executive Officer